                                                                   EXHIBIT 10.19

                                COMMERCIAL LEASE

THIS LEASE is made on the 9th day of May 1996.

The Landlord hereby agrees to lease to the Tenant, and the Tenant hereby agrees to hire and take from the Landlord, the Leased Premises described below pursuant to the terms and conditions specified herein:

LANDLORD:    Paul C. Green, PH.D                TENANT(S):     Behavioral Technology
Address:     9151 Riveredge Drive                              6260 Polar
             Memphis, TN  38018                                Memphis, TN  38119

1. LEASED PREMISES. The Leased Premises are those premises described as: 6260 Poplar (Poplar Briarcrest Subdivision), Memphis, TN 38119; Lot #9; 4,670 Square Feet.

2. TERM. The term of the Lease shall be for a period of 3 year(s) commencing on the lst day of January, 1996 ending on the 31st day of December, 1998 unless sooner terminated as hereinafter provided. If Tenant remains in possession of the Leased Premises with the written consent of the Landlord after the lease expiration dated stated above, this Lease will be converted to a month-to-month Lease and each party shall have the right to terminate the Lease by giving at least one months' prior written notice to the other party.

3. RENT. The Tenant agrees to pay the ANNUAL RENT of Eighty-three thousand one hundred ninety-six Dollars ($83,196) payable in equal installments $6,933.00 in advance on the first day of each and every calendar month during the full term of this Lease.

4. RENT ADJUSTMENT. If in any tax year commencing with the fiscal year________, the real estate taxes on the land and buildings, of which the Leased Premises are a part, are in excess of the amount of the real estate taxes thereon for the fiscal year (hereinafter called the "Base Year"), Tenant will pay to Landlord as additional rent hereunder, when and as designated by notice in writing by Landlord, 100% percent of such excess that may occur in each year of the term of this Lease or any extension or renewal thereof and proportionately for any part of a fiscal year.

5. SECURITY DEPOSIT. The sum of -0- Dollars ($-0-) is deposited by the Tenant with the Landlord as security for the faithful performance of all the covenants and conditions of the lease by the said Tenant. If the Tenant faithfully performs all the covenants and conditions on his part to be performed, then the sum deposited shall be returned to the Tenant.

6. DELIVERY OF POSSESSION. If for any reason the Landlord cannot deliver possession of the lease property to the Tenant when the lease term commences, this Lease shall not be void or voidable, nor shall the Landlord be liable to the Tenant for any loss or damage resulting therefrom. However, there shall be an abatement of rent for the period between the commencement of the lease term and the time when the Landlord delivers possession.

7. USE OF LEASED PREMISES. The Leased Premises may be used only for the following purpose: Training and consulting business

8. UTILITIES. Except as specified below, the Tenant shall be responsible for all utilities and services that are furnished to the Leased Premises. The application for and connecting of utilities, as well as all services, shall be made by and only in the name of the Tenant: (List exceptions, if any) No exceptions.

9. CONDITION OF LEASED PREMISES; MAINTENANCE AND REPAIR. The Tenant acknowledges that the Leased

Premises are in good order and repair. The Tenant agrees to take good care of and maintain the Leased Premises in good condition throughout the term of the Lease.

The Tenant, at his expense, shall make all necessary repairs and replacements to the Leased Premises, including the repair and replacement of pipes, electrical wiring, heating and plumbing systems, fixtures and all other systems and appliances and their appurtenances. The quality and class of all repairs and replacements shall be equal to the original worth. If Tenant defaults in making such repairs or replacements, Landlord may make them for Tenant's account, and such expenses will be considered additional rent.

10. COMPLIANCE WITH LAWS AND REGULATIONS. Tenant, at its expense, shall promptly comply with all federal, state, and municipal laws, orders, and regulations, and with all lawful directives of public officers, which impose any duty upon it or Landlord with respect to the Leased Premises. The Tenant at its expense, shall obtain all required licenses or permits for the conduct of its business within the terms of this lease, or for the making of repairs, alterations, improvements, or additions. Landlord, when necessary, will join with the Tenant in applying for all such permits or licenses.

11. ALTERATIONS AND IMPROVEMENTS. Tenant shall not make any alterations, additions, or improvements to, or install any fixtures on, the Leased Premises without Landlord's prior written consent. If such consent is given, all alterations, additions, and improvements made, and fixtures installed, by Tenant shall become Landlord's property upon the expiration or sooner termination of this Lease. Landlord may, however, require Tenant to remove such fixtures, at Tenant's cost, upon the termination hereof.

12. ASSIGNMENT/SUBLETTING RESTRICTIONS. Tenant may not assign this agreement or sublet the Leased Premises without the prior written consent of the Landlord. Any assignment, sublease or other purported license to use the Leased Premises by Tenant without the Landlord's consent shall be void and shall (at Landlord's option) terminate this Lease.

13. INSURANCE.

         (i) BY LANDLORD. Landlord shall at all times during the term of this Lease, at its expense, insure and keep in effect on the building in which the Leased Premises is located fire insurance with extended coverage. The Tenant shall not permit any use of the Leased Premises which will make voidable any insurance on the property of which the Leased Premises are a part, or on the contents of said property or which shall be contrary to any law or regulation from time to time established by the applicable fire insurance rating association. Tenant shall on demand reimburse the Landlord, and all other tenants, all extra insurance premiums caused by the Tenant's use of the premises.

         (ii) BY TENANT. Tenant shall, at its expense, during the term hereof, maintain and deliver to Landlord public liability and property damage and plate glass insurance policies with respect to the Leased Premises. Such policies shall name the Landlord and Tenant as insureds, and have limits of at least $500,000 for injury or death to any one person and $1,000,000 for any one accident, and $250,000 with respect to damage to property and with full coverage for plate glass. Such policies shall be in whatever form and with such insurance companies as are reasonably satisfactory to Landlord, shall name the Landlord as additional insured, and shall provide for at least ten days' prior notice to Landlord of cancellation.

14. INDEMNIFICATION OF LANDLORD. Tenant shall defend, indemnify, and hold Landlord harmless from and against any claim, loss, expense or damage to any person or property in or upon the Leased Premises, arising out of Tenant's use or occupancy of the Leased Premises, or arising out of any act or neglect of Tenant or its servants, employees, agents, or invitees.

15. CONDEMNATION. If all or any part of the Leased Premises is taken by eminent domain, this lease shall expire on the date of such taking and the rent shall be apportioned as of that date. No part of any award shall belong to Tenant.

16. DESTRUCTION OF PREMISES. If the building in which the Leased Premises is located is damaged by fire or other casualty, without Tenant's fault, and the damage is so extensive as to effectively constitute a total destruction of the property or building, this Lease shall terminate and the rent shall be apportioned to the time of the damage. In all other cases of damage without Tenant's fault, Landlord shall repair the damage with reasonable dispatch, and if the damage has rendered the Leased Premises wholly or partially untenantable, the rent shall be apportioned until the damaged is repaired. In determining what constitutes reasonable dispatch, consideration shall be given to delays caused by strikes, adjustment of insurance, and other causes beyond the Landlord's control.

17. LANDLORD'S RIGHTS UPON DEFAULT. In the event of any breach of this lease by the Tenant, which shall not have been cured within TEN (10) DAYS, then the Landlord, besides other rights or remedies it may have, shall have the immediate right of reentry and may remove all persons and property from the Leased Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of, the Tenant. If the Landlord elects to reenter as herein provided, or should it take possession pursuant to any notice provided for by law, it may either terminate this Lease or may, from time to time, without terminating this lease, relet the Leased Premises or any part thereof, for such term or terms and at such rental or rentals and upon such other terms and conditions as the Landlord in Landlord's own discretion may deem advisable. Should rentals received from such reletting during any month be less than that agreed to be paid during the month by the Tenant hereunder, the Tenant shall pay such deficiency to the Landlord monthly. The Tenant shall also pay to the Landlord, as soon as ascertained, the cost and expenses incurred by the Landlord in such reletting.

18. QUIET ENJOYMENT. The Landlord agrees that if the Tenant shall pay the rent as aforesaid and perform the covenants and agreements herein contained on its part to be performed, the Tenant shall peaceably hold and enjoy the said rented premises without hindrance or interruption by the Landlord or by any other person or persons acting under or through the Landlord.

19. LANDLORD'S RIGHT TO ENTER. Landlord may, at reasonable times, enter the Leased Premises to inspect it, to make repairs or alterations, and to show it to potential buyers, lenders or tenants.

20. SURRENDER UPON TERMINATION. At the expiration of the lease term the Tenant shall surrender the leased property in as good condition as it was in at the beginning of the term, reasonable use and wear excepted.

21. SUBORDINATION. This lease, and the Tenant's leasehold interest, is and shall be subordinate, subject and inferior to any and all liens and encumbrances now and thereafter placed on the Leased Premises by Landlord, any and all extensions of such liens and encumbrances and all advances paid under such liens and encumbrances.

22. ADDITIONAL PROVISIONS. Lease may be broken by joint consent of Landlord and Tenant. Tenant shall also be responsible for insurance of all tangible and intangible property. Tenant will insure said property.

23. MISCELLANEOUS TERMS.

         (i) NOTICES. Any notice, statement, demand or other communication by one party to the other, shall be given by personal delivery or by mailing the same, postage prepaid, addressed to the Tenant at the premises, or to the Landlord at the address set forth above.

         (ii) SEVERABILITY. If any clause or provision herein shall be adjudged invalid or unenforceable by a court of competent jurisdiction or by operation of any applicable law, it shall not affect the validity of any other clause or provision, which shall remain in full force and effect.

         (iii) WAIVER. The failure of either party to enforce any of the provisions of this lease shall not be considered a waiver of that provision or the right of the party to thereafter enforce the provision.

         (iv) COMPLETE AGREEMENT. This Lease constitutes the entire understanding of the parties with respect to the subject matter hereof and may not be modified except by an instrument in writing and signed by the parties.

         (v) SUCCESSORS. This Lease is binding on all parties who lawfully succeed to the rights or take the place of the Landlord or Tenant.


IN WITNESS WHEREOF the parties have set their hands and seals on this 10th day of May 1996.



/s/ Paul C. Green                                 /s/ Paul C. Green, CEO-B-Tech
---------------------------------------           -----------------------------
Landlord or Landlord's Authorized Agent           Tenant

                                COMMERCIAL LEASE

THIS LEASE is made on the 9th day of May 1996.

The Landlord hereby agrees to lease to the Tenant, and the Tenant hereby agrees to hire and take from the Landlord, the Leased Premises described below pursuant to the terms and conditions specified herein:

LANDLORD:   Paul C. Green, PH.D                TENANT(S):   Behavioral Technology
Address:    9151 Riveredge Drive                            6260 Polar
            Memphis, TN  38018                              Memphis, TN  38119

1. LEASED PREMISES.  The Leased Premises are those premises described as:
6260 Poplar (Poplar Briarcrest Subdivision), Memphis, TN 38119; Lot #9; 4,670 Square Feet.

2. TERM. The term of the Lease shall be for a period of 3 year(s) commencing on the lst day of January, 1999 ending on the 31st day of December, 2001 unless sooner terminated as hereinafter provided. If Tenant remains in possession of the Lease Premises with the written consent of the Landlord after the lease expiration date stated above, this Lease will be converted to a month-to-month Lease and each party shall have the right to terminate the Lease by giving at least one months' prior written notice to the other party.

3. RENT. The Tenant agrees to pay the ANNUAL RENT of Eighty-nine thousand one hundred ninety-seven Dollars ($89,197) payable in equal installments $7,433.08 in advance on the first day of each and every calendar month during the full term of this Lease.

4. RENT ADJUSTMENT. If in any tax year commencing with the fiscal year_________, the real estate taxes on the land and buildings, of which the Leased Premises are a part, are in excess of the amount of the real estate taxes thereon for the fiscal year (hereinafter called the "Base Year"), Tenant will pay to Landlord as additional rent hereunder, when and as designated by notice in writing by Landlord, 100% percent of such excess that may occur in each year of the term of this Lease or any extension or renewal thereof and proportionately for any part of a fiscal year.

5. SECURITY DEPOSIT. The sum of -0- Dollars ($-0-) is deposited by the Tenant with the Landlord as security for the faithful performance of all the covenants and conditions of the lease by the said Tenant. If the Tenant faithfully performs all the covenants and conditions on his part to be performed, then the sum deposited shall be returned to the Tenant.

6. DELIVERY OF POSSESSION. If for any reason the Landlord cannot deliver possession of the lease property to the Tenant when the lease term commences, this Lease shall not be void or voidable, nor shall the Landlord be liable to the Tenant for any loss or damage resulting therefrom. However, there shall be an abatement of rent for the period between the commencement of the lease term and the time when the Landlord delivers possession.

7. USE OF LEASED PREMISES. The Leased Premises may be used only for the following purpose: Training and consulting business.

8. UTILITIES. Except as specified below, the Tenant shall be responsible for all utilities and services that are furnished to the Leased Premises. The application for and connecting of utilities, as well as all services, shall be made by and only in the name of the Tenant: (List exceptions, if any) No exceptions.

9. CONDITION OF LEASED PREMISES; MAINTENANCE AND REPAIR. The Tenant acknowledges that the Leased Premises are in good order and repair. The Tenant agrees to take good care of and maintain the Leased Premises in good condition throughout the term of the Lease.

The Tenant, at his expense, shall make all necessary repairs and replacements to the Leased Premises, including the repair and replacement of pipes, electrical wiring, heating and plumbing systems, fixtures and all other systems and appliances and their appurtenances. The quality and class of all repairs and replacements shall be equal to the original worth. If Tenant defaults in making such repairs or replacements, Landlord may make them for Tenant's account, and such expenses will be considered additional rent.

10. COMPLIANCE WITH LAWS AND REGULATIONS. Tenant, at its expense, shall promptly comply with all federal, state, and municipal laws, orders, and regulations, and with all lawful directives of public officers, which impose any duty upon it or Landlord with respect to the Leased Premises. The Tenant at its expense, shall obtain all required licenses or permits for the conduct of its business within the terms of this lease, or for the making of repairs, alterations, improvements, or additions. Landlord, when necessary, will join with the Tenant in applying for all such permits or licenses.

11. ALTERATIONS AND IMPROVEMENTS. Tenant shall not make any alterations, additions, or improvements to, or install any fixtures on, the Leased Premises without Landlord's prior written consent. If such consent is given, all alterations, additions, and improvements made, and fixtures installed, by Tenant shall become Landlord's property upon the expiration or sooner termination of this Lease. Landlord may, however, require Tenant to remove such fixtures, at Tenant's cost, upon the termination hereof.

12. ASSIGNMENT/SUBLETTING RESTRICTIONS. Tenant may not assign this agreement or sublet the Leased Premises without the prior written consent of the Landlord. Any assignment, sublease or other purported license to use the Leased Premises by Tenant without the Landlord's consent shall be void and shall (at Landlord's option) terminate this Lease.

13. INSURANCE.

         (i) BY LANDLORD. Landlord shall at all times during the term of this Lease, at its expense, insure and keep in effect on the building in which the Leased Premises is located fire insurance with extended coverage. The Tenant shall not permit any use of the Leased Premises which will make voidable any insurance on the property of which the Leased Premises are a part, or on the contents of said property or which shall be contrary to any law or regulation from time to time established by the applicable fire insurance rating association. Tenant shall on demand reimburse the Landlord, and all other tenants, all extra insurance premiums caused by the Tenant's use of the premises.

         (ii) BY TENANT. Tenant shall, at its expense, during the term hereof, maintain and deliver to Landlord public liability and property damage and plate glass insurance policies with respect to the Leased Premises. Such policies shall name the Landlord and Tenant as insureds, and have limits of at least $500,000 for injury or death to any one person and $1,000,000 for any one accident, and $250,000 with respect to damage to property and with full coverage for plate glass. Such policies shall be in whatever form and with such insurance companies as are reasonably satisfactory to Landlord, shall name the Landlord as additional insured, and shall provide for at least ten days' prior notice to Landlord of cancellation.

14. INDEMNIFICATION OF LANDLORD. Tenant shall defend, indemnify, and hold Landlord harmless from and against any claim, loss, expense or damage to any person or property in or upon the Leased Premises, arising out of Tenant's use or occupancy of the Leased Premises, or arising out of any act or neglect of Tenant or its servants, employees, agents, or invitees.

15. CONDEMNATION. If all or any part of the Leased Premises is taken by eminent domain, this lease shall expire on the date of such taking and the rent shall be apportioned as of that date. No part of any award shall belong to Tenant.

16. DESTRUCTION OF PREMISES. If the building in which the Leased Premises is located is damaged by fire or other casualty, without Tenant's fault, and the damage is so extensive as to effectively constitute a total destruction of the property or building, this Lease shall terminate and the rent shall be apportioned to the time of the damage. In all other cases of damage without Tenant's fault, Landlord shall repair the damage with reasonable dispatch, and if the damage has rendered the Leased Premises wholly or partially untenantable, the rent shall be apportioned until the damaged is repaired. In determining what constitutes reasonable dispatch, consideration shall be given to delays caused by strikes, adjustment of insurance, and other causes beyond the Landlord's control.

17. LANDLORD'S RIGHTS UPON DEFAULT. In the event of any breach of this lease by the Tenant, which shall not have been cured within TEN (10) DAYS, then the Landlord, besides other rights or remedies it may have, shall have the immediate right of reentry and may remove all persons and property from the Leased Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of, the Tenant. If the Landlord elects to reenter as herein provided, or should it take possession pursuant to any notice provided for by law, it may either terminate this Lease or may, from time to time, without terminating this lease, relet the Leased Premises or any part thereof, for such term or terms and at such rental or rentals and upon such other terms and conditions as the Landlord in Landlord's own discretion may deem advisable. Should rentals received from such reletting during any month be less than that agreed to be paid during the month by the Tenant hereunder, the Tenant shall pay such deficiency to the Landlord monthly. The Tenant shall also pay to the Landlord, as soon as ascertained, the cost and expenses incurred by the Landlord in such reletting.

18. QUIET ENJOYMENT. The Landlord agrees that if the Tenant shall pay the rent as aforesaid and perform the covenants and agreements herein contained on its part to be performed, the Tenant shall peaceably hold and enjoy the said rented premises without hindrance or interruption by the Landlord or by any other person or persons acting under or through the Landlord.

19. LANDLORD'S RIGHT TO ENTER. Landlord may, at reasonable times, enter the Leased Premises to inspect it, to make repairs or alterations, and to show it to potential buyers, lenders or tenants.

20. SURRENDER UPON TERMINATION. At the expiration of the lease term the Tenant shall surrender the leased property in as good condition as it was in at the beginning of the term, reasonable use and wear excepted.

21. SUBORDINATION. This lease, and the Tenant's leasehold interest, is and shall be subordinate, subject and inferior to any and all liens and encumbrances now and thereafter placed on the Leased Premises by Landlord, any and all extensions of such liens and encumbrances and all advances paid under such liens and encumbrances.

22. ADDITIONAL PROVISIONS. Lease may be broken by joint consent of Landlord and Tenant. Tenant shall also be responsible for insurance of all tangible and intangible property. Tenant will insure said property.

23. MISCELLANEOUS TERMS.

          (i) NOTICES. Any notice, statement, demand or other communication by one party to the other, shall be given by personal delivery or by mailing the same, postage prepaid, addressed to the Tenant at the premises, or to the Landlord at the address set forth above.

         (ii) SEVERABILITY. If any clause or provision herein shall be adjudged invalid or unenforceable by a court of competent jurisdiction or by operation of any applicable law, it shall not affect the validity of any other clause or provision, which shall remain in full force and effect.

         (iii) WAIVER. The failure of either party to enforce any of the provisions of this lease shall not be considered a waiver of that provision or the right of the party to thereafter enforce the provision.

         (iv) COMPLETE AGREEMENT. This Lease constitutes the entire understanding of the parties with respect to the subject matter hereof and may not be modified except by an instrument in writing and signed by the parties.

         (v) SUCCESSORS. This Lease is binding on all parties who lawfully succeed to the rights or take the place of the Landlord or Tenant.


IN WITNESS WHEREOF the parties have set their hands and seals on this 10th day of May 1996.



/s/ Paul C. Green                                /s/ Paul C. Green, CEO B-Tech
---------------------------------------          -----------------------------
Landlord or Landlord's Authorized Agent          Tenant